UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 15, 2009

IMMTECH PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14907	39-1523370
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One North End Avenue New York, New York	10282
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 791-2911

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant’s Certifying Accountant.

(a) On January 15, 2009, Immtech Pharmaceuticals, Inc. (the “Company”) has discontinued using Deloitte & Touche LLP (“Deloitte”) as its independent registered public accounting firm. The decision to change accounting firms was approved by the Company’s Board of Directors.

The audit report of Deloitte on the Company’s financial statements for the fiscal years ended March 31, 2008 and March 31, 2007 did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except as follows:

The audit report of Deloitte on the consolidated financial statements of the Company as of and for the fiscal year ended March 31, 2008 contained an explanatory paragraph which stated “The accompanying financial statements, for the year ended March 31, 2008, have been prepared assuming the Company will continue as a going concern. The Company is a development stage enterprise engaged in developing and commercializing drugs for infectious diseases. As discussed in Note 1 to the financial statements, the Company’s recurring losses from operations and cash position raise substantial doubt about its ability to continue as a going concern. Management’s plans concerning these matters are also discussed in Note 1 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty;” and contained an explanatory paragraph which stated “As described in Notes 1 and 8 to the consolidated financial statements, effective April 1, 2006, the Company changed its method for share-based compensation to adopt Financial Accounting Standards Board (FASB) Statement No. 123 (revised 2004), Share-Based Payment.”

During the Company’s fiscal years ended March 31, 2008 and March 31, 2007 and through January 15, 2009, there were no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make a reference to the subject matter of the disagreements in connection with their report, or reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

(b) On January 15, 2009, the Board of Directors of the Company approved the appointment of Virchow, Krause & Company, LLP (“Virchow Krause”) as the Company’s new independent registered public accounting firm, effective immediately. The Company has not consulted with Virchow Krause during its two most recent fiscal years ended March 31, 2008 and March 31, 2007, or during any subsequent period prior to its appointment as the Company’s independent auditor with respect to any of the matters or events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K .

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed herewith:
No.	Exhibit

16.1	Letter of Deloitte & Touche LLP, dated January 20, 2009.

99.1	Press release, dated January 20, 2009, announcing the change in the Company’s independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 20, 2009	IMMTECH PHARMACEUTICALS, INC.
/s/ Eric L. Sorkin

Eric L. Sorkin Chairman, Chief Executive Officer and President

EXHIBIT INDEX

No.	Exhibit
16.1	Letter of Deloitte & Touche LLP dated January 20, 2009.

99.1	Press release, dated January 20, 2009, announcing the change in the Company’s independent registered public accounting firm.